Exhibit 1.01

Conflict Minerals Report

This is the Conflict Minerals Report for Calgon Carbon Corporation (“Calgon Carbon”, “we” or “our”), filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”) for the reporting period from January 1, 2015 to December 31, 2015. The Rule was adopted by the SEC to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. “Conflict minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”) for the purposes of this assessment.

If a registrant can establish that the conflict minerals in its products originated from sources other than the Democratic Republic of the Congo (“DRC”) or an adjoining country, or from recycled and scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the conflict minerals in its products.

If a registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the DRC or an “adjoining country” (the “Covered Countries”) defined by the SEC, or if the registrant is unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the source of such conflict minerals and the chain of custody, and the registrant must annually submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

The report presented herein has not been audited by an independent private sector auditor, as the Rule provides that if a registrant’s products are not found to be “DRC conflict free”, then such audit is not required.

1.                                      Company Overview

Calgon Carbon Corporation, incorporated in 1967 under the laws of the State of Delaware, is a global leader in the manufacture, supply, reactivation, and application of activated carbons and the manufacture of ballast water treatment (BWT), ultraviolet (UV) light disinfection, and advanced ion-exchange (IX) technologies.  These technologies are applied by customers around the world for the treatment of drinking water, wastewater, ballast water, air emissions, and a variety of industrial and commercial manufacturing processes.

2.                                      Products Overview

We manufacture products that may contain 3TG, such as the ISEP ® and CSEP ®, the C3 Series™, and the Hyde GUARDIAN® System. CSEP® and ISEP® involve a mechanical and process methodology to efficiently bring into contact liquids and solids as two counter-current contacting streams. The C³ Series™ wastewater disinfection systems use UV light energy to disinfect wastewater and prevent the spread of waterborne pathogens to lakes, streams, rivers and coastal waters. The Hyde GUARDIAN® System relies on physical solid-liquid separation through surface filtration using automatic backwashing filters and physical disinfection via an UV technology. The products are manufactured in our plants.

We  determined that during the 2015 calendar year, we manufactured and sub-contracted to manufacture products containing conflict minerals and that the use of these minerals is necessary to the functionality or production of these products.

3.                                      Supply Chain Overview

We rely on our direct suppliers to provide information on the origin of the conflict minerals contained in components which are included in our products. The methods we used to try to determine the origin of conflict minerals in our products included:

•                  sending letters to our direct suppliers and explaining the rule;

•                  soliciting survey responses from relevant suppliers of components of our products, using the standard Conflict Minerals Reporting Template designed by the Electronic Industry Citizenship Coalition (EICC) and the Global e-Sustainability Initiative (GeSI);

•                  sending reminders to suppliers who did not respond to our requests for information; and

•                  reviewing responses that we received from our suppliers.

4.                                      Reasonable Country of Origin Inquiry (“RCOI”) and RCOI conclusion

We conducted an analysis of our products and found that 3TG can be found in our products and are necessary to the functionality or production of those products. Therefore, we are subject to the reporting obligations of Rule 13p-1.

We conducted a survey of our active suppliers using the template developed by EICC and GeSI, known as the Conflict Minerals Reporting Template.

At the outset of our 2015 RCOI, we elected to survey our entire known component and outsourced manufacturing supply chain. During the process of our review, we identified 222 suppliers who fell within the scope of our RCOI. We sent the Conflict Minerals Reporting Template to those 222 suppliers and received 221 (99%) responses. Of these responding suppliers, 62 (28%) responded yes as to having one or more of the regulated metals (3TG) necessary to the functionality or production of the products they supply to Calgon Carbon, 4 out of the 62 responded that the conflict minerals supplied came from a recycled or scrap source and 8 out of the 62 responded that the conflict minerals supplied were DRC sourced but conflict-free smelter (“CFS”) certified,  4 of the 62 stated that their supply chain contained conflict minerals supplied by the DRC but were unable to identify if those minerals were recycled, scrap or CFS certified. Calgon Carbon will take corrective action to ensure that these suppliers are either replaced or are able to produce more definitive sources.

Due to the breadth of our supply chain, it will take time for many of our suppliers who have not yet been able to determine their smelter locations to verify the exact origin of all of the minerals, and they may not succeed in determining the origin of all or any such minerals. However, a majority of our suppliers who have confirmed that conflict minerals exist in their products were able to furnish a Smelter List outlining a reasonable determination of origin for many of the 3TG contained in the products that they supply to us. A consolidated copy of these lists can be found attach hereto as Exhibit #1.

Despite having conducted a good faith reasonable country of origin inquiry and due diligence process, we do not currently have sufficient information from all of our suppliers or other sources to determine the exact country of origin for all of the conflict minerals used in our products or identify the facilities or mines used to process those conflict minerals. Therefore, we cannot exclude the possibility that some of these conflict minerals may have originated in the Democratic Republic of the Congo or an adjoining country, as defined by the SEC.

As we progress with our supply chain due diligence processes, we hope to further develop transparency of our component part supply origin.

5.                                      Conflict Mineral Procedure

Calgon Carbon is actively working with our global supply chain members to ensure that all products produced have been manufactured with materials not sourced from the Covered Countries.

We have recently developed a Conflict Mineral Procedure to ensure that the efforts of Calgon Carbon are in line with the framework established by the Organization of Economic Co-operative Development (“OECD”). This guide will help to remind employees of the importance to source with only suppliers who can furnish conflict free products.

A copy of our Conflict Minerals Statement has been published on our website at www.calgoncarbon.com\investor.

6.                                      Due Diligence Program

6.1                               Due Diligence Process

Our due diligence processes and efforts have been developed in conjunction with the second edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related supplements for 3TG. We designed our due diligence process to conform in all material respects with these OECD guidelines.

Our due diligence process includes the establishment of governance structures with cross functional team members and senior executives and communication with suppliers. We took measures to ensure that the findings of our supply chain risk assessment are cross checked amongst departments and then reported to designated members of our senior management.

6.2                               Record Maintenance

We have established our due diligence compliance process and a documentation and record maintenance procedure to ensure the retention of relevant documentation in a structured electronic database.

6.3.                            Steps to Be Taken to Mitigate Risk and Maturing Due Diligence Program

As we progress with our due diligence program, we will continue to enhance our supplier communication and improve our due diligence data accuracy in order to mitigate the risk that the necessary conflict minerals contained in our products could benefit armed groups in the DRC or adjoining countries.

7.                                      Identify and Assess Risk in the Supply Chain

Because of our size and the constant evolution of our supply chain, it is difficult to identify suppliers upstream from our direct suppliers, which is why we rely so heavily on our direct suppliers.

We have contacted the direct suppliers for our products. Of 222 suppliers that are within the scope of the RCOI, we received 222 (99%) responses to our request for information.  Of these responding suppliers, 62 (28%) responded yes as to having one or more of the regulated 3TG necessary to the functionality or production of the products they supply to Calgon Carbon, 4 out of the 62 responded that the conflict minerals supplied came from a recycled or scrap source and 8 out of the 62 responded that the conflict minerals supplied were DRC sourced but CFS certified, 4 of the 62 stated that the conflict minerals contained in their products were supplied from the Covered Countries but did not specify if they were scrap, recycled, or CFS certified. Calgon Carbon will confront these suppliers and take corrective actions to mitigate these risks.

8.                                      Audit of Supply Chain Due Diligence

We do not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of the other entities in our supply chain. However, we do rely upon industry efforts to influence smelters and refineries to participate in the EICC/GeSI Conflict-Free Smelter Program, as well as the efforts of our direct suppliers.

9.                                      Continuous Improvement Efforts to Mitigate Risk

We intend to undertake the following next steps to improve our due diligence process and to gather additional information which will assist us to determine whether  the conflict minerals we utilize benefit armed groups contributing to human rights violations:

•                  continue to conduct and report annually on the supply chain due diligence efforts that we conduct for the applicable conflict minerals;

•                  examine the possibility of  establishing  new terms and conditions in supplier contracts that stipulate responses to conflict mineral related inquires;

•                  attempt to validate supplier responses using information collected via independent conflict free smelter validation programs such as the EICC/GeSI Conflict Free Smelter Program;

•                  seek the products of another supplier if our current supplier cannot alter their supply chain or certify that the products supplied are conflict free; and

•                  ensure that suppliers understand and can meet our expectations from the onset.

10.                               Efforts to Determine Mine or Location of Origin

Calgon Carbon relies on the disclosure of our suppliers to determine what the location or mine that the 3TG may have originated from. Disclosed in the included Exhibit #1 is our good faith effort to produce the approximate origin of these minerals.

11.                               Efforts to Determine Smelters or Refiners

Since Calgon Carbon depends solely on the responses of its direct suppliers, we are only able to provide a presumptive response based on those responses. Of the 222 suppliers who responded yes to the presence of 3TG in their products supplied to us, 34 provided a Smelter List. Those findings are included in Exhibit #1 attached hereto.

Calgon Carbon Corporation’s 2015 Conflict Minerals Smelter Information Table (Exhibit #1)

Smelter Name (*)	Smelter Country (*)	Smelter Street	Smelter Country	Smelter Facility Location: State/ Province	Name of Mine(s) & Location (Country) of Mine(s) or if recycled or scrap sourced, enter “recycled” or “scrap”
(BML) PT BILLITIN MAKMUR LESTARI	INDONESIA	BAODING	HEBEI		SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL.
5N PLUS	GERMANY
5N PLUS	GERMANY
A&M MINERALS LIMITED	UNITED KINGDOM
A.L.M.T. TUNGSTEN CORP,ALLIED MATERIAL CORP,ALMT	JAPAN		TOYAMA CITY	TOYAMA
A.M.P.E.R.E	POLAND
AB FERROLEGERINGAR/MINPRO	SWEDEN
ABC	ALGERIA
ABS	UNITED KINGDOM
ACADE NOBLE METAL (ZHAO YUAN) CORPORATION	CHINA
ACADEMY PRECIOUS METAL MATERIALS (ZHAOYUAN) CO., LTD.	CHINA
ACADEMYPRECIOUSMETALS(CHINA)CO.,LTD	CHINA
ACCURATE REFINING GROUP	UNITED STATES
ACL METAIS EIRELI	BRAZIL		ARAÇARIGUAMA	SÃO PAULO
ACT JAPAN	JAPAN
ADVANCED ALLOY SERVICES	UNITED KINGDOM
ADVANCED CHEMICAL COMPANY	UNITED STATES		WARWICK	RHODE ISLAND
AIDA CHEMICAL INDUSTRIES CO. LTD.	JAPAN	6-15-13 MINAMI-CHO, FUCHU-CITY	TOKYO	TOKYO	SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL.
AIM	CANADA
AIR LIQUIDE FAR EASTERN (ALFE)	KOREA, REPUBLIC OF
AIR PRODUCTS	UNITEDSTATES
AK STEEL CORP.	UNITED STATES
AKTYUBINSK	RUSSIAN FEDERATION
AKTYUBINSK COPPER COMPANY TOO	KAZAKHSTAN		AKTYUBINSK	AKTOBE
AL ETIHAD GOLD REFINERY DMCC	UNITED ARAB EMIRATES		DUBAI	DUBAI
ALERIS	UNITED STATES
ALLDYNE POWDER TECHNOLOGIES	AMERICAN SAMOA	7300 HIGHWAY 20 WEST	HUNTSVILLE	ALABAMA
ALLGEMEINE GOLD	CHINA
ALLGEMEINE GOLD-UND SILBERSCHEIDEANSTALT A.G.	GERMANY	KANZLERSTRASSE 17	DE-75175 PFORZHEIM	BADEN-WÜRTTEMBERG
ALLIED METAL COMPANY	UNITED STATES
ALLOY IMPHY	FRANCE
ALMALYK MINING AND METALLURGICAL COMPLEX (AMMC)	UZBEKISTAN		ALMALYK	TASHKENT PROVINCE
ALMIT	CHINA
ALMT	CHINA
ALPHA	UNITED STATES	4101 6TH AVENUE	ALTOONA	PENNSYLVANIA	SAN RAFAEL MINING UNIT PERU
ALPHA METALS KOREA LTD.	KOREA, REPUBLIC OF	1RA 310, SIHWA INDUSTRIAL COMPLEX 1247-9	JUNWANG-DONG, SIHEUNG CITY	GYEONGGI-DO, KOREA
ALPHA METALS TAIWAN	TAIWAN
ALREC	UNITED STATES
ALTA GROUP	UNITED STATES	6945 INDIANA COURT, #100	ARVADA	COLORADO

ALUMINUM ALLOYS INC.	UNITED STATES
ALUMINUM RESOURCES	UNITED STATES
AMALGAMATED METAL CORPORATION PLC	INDONESIA
AMALGAMATED METALS CORPORATION, KETABANG	UNITED KINGDOM
AMALGAMET	UNITED STATES
AMERICAN IRON AND METAL	CANADA
AMERICAN IRON AND METAL	UNITED STATES
AMERWAY	UNITED STATES
AMPERE POLSKA SP. Z O.O. (TRADER)	GERMANY
AN THAI MINERALS COMPANY LIMITED	VIET NAM		QUY HOP	NGHE AN
AN VINH JOINT STOCK MINERAL PROCESSING COMPANY	VIET NAM		QUY HOP	NGHE AN
AN XIN XUAN XIN YUE YOU SE JIN SHU CO. LTD.	CHINA
ANGLOGOLD ASHANTI CÓRREGO DO SÍTIO MINERAÇÃO	BRAZIL		NOVA LIMA	MINAS GERAIS
ANHUI TONGLING NON-FERROUS PIONEER METALS CORPORATION	CHINA	TONGLING NON-FERROUS CIRCULAR ECONOMY INDUSTRIAL PARK	CITY OF TONGLING	ANHUI PROVINCE;
ANSON SOLDER & TIN PRODUCTS MADE LTD.	CHINA
ANZ BANK	AUSTRALIA
AOKI LABATORIES LTD	CHINA
ARCELORMITTAL BURNS HARBOR	UNITED STATES
ARCO ALLOYS	UNITED STATES
ARGOR-HERAEUS SA	SWITZERLAND	VIA MOREE 14, MENDRISIO	CH-6850 MENDRISIO
ASAHI PRETEC CORPORATION	JAPAN	4-2,TAKASU-CHO	AMAGASAKI-CITY	HYOGO	RECYCLED OR SCRAP
ASAHI REFINING CANADA LIMITED	CANADA		BRAMPTON	ONTARIO
ASAHI REFINING USA INC.	UNITED STATES		SALT LAKE CITY	UTAH
ASAKA RIKEN CO LTD	JAPAN	47 AZA MASEGUCHI, KANAYA, TAMURA-MACHI	KORIYAMA-SHI	FUKUSHIMA	RECYCLED OR SCRAP
ASARCO	UNITED STATES
ASIA TUNGSTEN PRODUCTS VIETNAM LTD.	VIET NAM		VINH BAO DISTRICT	HAI PHONG
ASSAF CONDUCTORS LTD.	UNITED STATES
ATASAY KUYUMCULUK SANAYI VE TICARET A.S.	TURKEY
ATI FIRTH STERLING	UNITED STATES
ATI METALWORKING PRODUCTS	UNITED STATES
ATI TUNGSTEN MATERIALS	UNITED STATES
ATLANTIC METALS	UNITED STATES
ATOTECH	GERMANY
AURUBIS	UNITED STATES
AURUBIS AG	GERMANY		HAMBURG	HAMBURG STATE
AUSMELT LIMITED	AUSTRALIA
AVON SPECIALTY METALS LTD	UNITED KINGDOM		GLOUCESTER	GLOUCESTERSHIRE
AXIS MATERIAL LIMITED	JAPAN
AYRUBIS	UNITED STATES

BAIYIN NONFERROUS GROUP CO.,LTD.	CHINA
BAIYIN NONFERROUS METALS CORPORATION (BNMC)	CHINA
BALVER ZINN - JOSEF JOST GMBH & CO.KG	GERMANY
BANGKA TIN, MANTOK, PT TIMAH (PERSERO) TBK	INDONESIA
BANGKO SENTRAL NG PILIPINAS (CENTRAL BANK OF THE PHILIPPINES)	PHILIPPINES		QUEZON CITY	MANILA
BANGKOK ASSAY	THAILAND
BANKA	INDONESIA
BAUER WALSER AG	GERMANY
BEIJING ORIENTAL GUIDE	CHINA
BEIJING ZENITH MATERIALS	CHINA
BEJING TIAN-LONG	CHINA
BEST METAIS E SOLDAS S.A.	BRAZIL
BNT CHEMICALS GMBH	GERMANY
BOLIDEN AB	SWEDEN		SKELLEFTEHAMN	VÄSTERBOTTEN
BONOKA.BELITING INDONESIA	INDONESIA
BOYI METAL ELECTRO FTY.	CHINA
BRINKMANN CHEMIE AG	GERMANY
BRITANNIA REFINED METALS LTD.	UNITED KINGDOM
BRUWEILER PRECISE SALES CO.	UNITED STATES
BUFFALO TUNGSTEN	CHINA			JIANGXI PROVINCE
BUFFALO TUNGSTEN	UNITED STATES
BUKIT TIMAH	INDONESIA
BUTTERWORTH SMELTER	MALAYSIA			PENANG
C. HAFNER GMBH + CO. KG	GERMANY		PFORZHEIM	BADEN-WÜRTTEMBERG
CANFIELD	UNITED STATES
CARIDAD	MEXICO		NACOZARI	SONORA
CB-CERATIZIT	CHINA
CCR REFINERY	CANADA	220	DUROCHR AVENUE MONTREAL	EAST QUEBEC	INDONESIA
CCR REFINERY — GLENCORE CANADA CORPORATION	CANADA	100 KING STREET WEST	TORONTO	ONTARIO
CENDRES & MÉTAUX SA	SWITZERLAND		BIEL-BIENNE	BERN
CENTRAL BANK OF THE DPR OF KOREA	KOREA, REPUBLIC OF
CENTRAL GLASS CO., LTD	JAPAN			JAPAN
CERATIZIT S.A	LUXEMBOURG
CFC COOPERATIVA DOS FUNDIDORES DE CASSITERITA DA AMAZONIA LTDA.	BRAZIL	ARIQUEMES	RONDONIA	CARLOS MENA (OWNER)
CHANGSHA SOUTH TANTALUM NIOBIUM CO., LTD.	CHINA		CHANGSHA	HUNAN
CHANGZHOU CHEMICAL RESEARCH INSTITUTE CO. LTD.	CHINA
CHAOZHOU XIANGLI TUNGSTEN INDUSTRY CO LTD	CHINA
CHENGTONG ELECTRICAL APPLIANCE FACTORY	CHINA
CHENZHOU DIAMOND TUNGSTEN PRODUCTS CO., LTD.	CHINA		CHENZHOU	HUNAN
CHENZHOU GOLD ARROW SOLDER CO.,LTD	CHINA
CHENZHOU YUNXIANG MINING AND METALLURGY COMPANY LIMITED	CHINA		CHENZHOU	HUNAN

CHENZHOU,CHENZHOU MINING GROUP	CHINA
CHEONG HING	CHINA
CHEONG HING	HONG KONG
CHERNAN TECHNOLOGY CO., LTD	TAIWAN
CHIMET SPA	ITALY		AREZZO	TUSCANY
CHINA COLD INTERNATIONAL RESOURCES CORP.LTD	CHINA
CHINA GOLD INTERNATIONAL RESOURCES CORP. LTD.	CANADA
CHINA GUANGXI LIUZHOU CITY, TIN METAL MATERIALS BRANCH	CHINA
CHINA HONGQIAO	CHINA
CHINA MINMETALS CORP	CHINA
CHINA MINMETALS NONFERROUS METALS CO LTD	CHINA		GANZHOU	JINGXI
CHINA NATIONAL GOLD GROUP CORPORATION	CHINA
CHINA NATIONAL NONFERROUS METALS IMP. EXP. JIANGXI CORP. LTD	CHINA
CHINA RARE METAL MATERIALS COMPANY	CHINA		YICHUN	JIANGXI
CHINA TIN GROUP CO., LTD.	CHINA	NO. 243, SHUINAN ROAD	LIU ZHOU	GUANG XI
CHINA TIN GROUP(GUANGXI)	TAIWAN
CHINA TIN SMELTER CO., LTD.	CHINA		LAIBIN	GUANGXI	CHINA
CHINA YUNNAN TIN CO LTD.	CHINA		GEIJU	YUNNAN
CHINA YUNXI MINING	CHINA
CHINA’S NONFERROUS MINING GROUP CO., LTD	CHINA
CHOFU WORKS	JAPAN
CHONGYI ZHANGYUAN TUNGSTEN CO LTD	CHINA	CHOONGYI COUNTY	CHONGYI	JIANGXI	DOMESTIC MINE. NOT RECYCLE. CHINA
CHUGAI MINING	JAPAN	2-12-16 KEIHINJIMA	OTA-KU	TOKYO	RECYCLED OR SCRAP
CHUNBAO CARBIDE SCIENCE & TECHNOLOGY CO.,LTD	TAIWAN
CIF	BRAZIL	S/N KM 18-VOLTA GRANDE-NAXARENO/MG	RADOVIA LMG 841	CEP 363702-000-MG	SCRAP
CNMC (GUANGXI) PGMA CO. LTD.	CHINA	NO.1 DIANCHANG RD, PINGGUI DISTRICT	HEZHOU	GUANG’ XI
CODELCO	CHILE	HUERFANOS 1270	SANTIAGO	CHILE
COLONIAL METALS, INC	UNITED STATES
COLT REFINING	UNITED STATES
COMPANHIA INDUSTRIAL FLUMINENSE	BRAZIL
COMPLEJO METALURICO VINTO S.A.
CONGHUA TANTALUM AND NIOBIUM SMELTRY	CHINA		CONGHUA	GUANGDONG
CONTINENTAL	UNITED STATES
COOKSON	UNITED STATES
COOKSON ALPHA METALS (SHENZHEN) CO., LTD.	CHINA	TANGXIAYONG VILLAGE, SONGGANG TOWN	BAOAN DISTRICT	SHENZHEN
COOKSON SEMPSA	SPAIN
COOPER SANTA	BRAZIL	MINA GOOD FUTURE - C-LINE 75 K	M-42-DISTRIC OF BOM FUTURO - ARIQUEMES - RONDON		BOM FUTURO, BRAZIL

ARIQUEMES - RO
COOPERATIVA METALURGICA DE RONDÔNIA LTDA.	BRAZIL	ARIQUEMES	RONDONIA
CORPORATION BERHAD (MSC)	MALAYSIA	27 JLN. PANTAI	12000 BUTTERWORTH	MALAYSIA	PT. TIMAH INDONESIA
CSC PURE TECHNOLOGIES	RUSSIAN FEDERATION
CTS INDUSTRIES	SINGAPORE
CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
CV AYI JAYA	INDONESIA		SUNGAILIAT	BANGKA
CV DS JAYA ABADI	INDONESIA	JL. KETAPANG KAWASAN INDUSTRI,	PANGKALPINANG	BANGKA	INDONESIA
CV DUA SEKAWAN	INDONESIA		PANGKAL PINANG	BANGKA
CV DUTA PUTRA BANGKA	INDONESIA
CV GITA PESONA	INDONESIA		SUNGAILIAT	BANGKA
CV JUSTINDO	INDONESIA		KABUPATEN	BANGKA
CV MAKMUR JAYA	INDONESIA
CV NURJANAH	INDONESIA		KABUPATEN	BANGKA
CV PRIMA TIMAH UTAMA	INDONESIA
CV SERUMPUN SEBALAI	INDONESIA		PANGKALAN	BANGKA
CV TIGA SEKAWAN	INDONESIA		PANGKAL PINANG	BANGKA
CV UNITED SMELTING	INDONESIA	JALAN PARIT LALANG NO.2, PANGKALPINANG, BANGKA,
CV VENUS INTI PERKASA	INDONESIA		PANGKAL PINANG	BANGKA
D BLOCK METALS, LLC	UNITED STATES		GASTONIA	NORTH CAROLINA
DAE CHANG CO., LTD.	KOREA, REPUBLIC OF
DAE KIL METAL CO., LTD	KOREA, REPUBLIC OF
DAEJIN INDUS CO., LTD.	KOREA, REPUBLIC OF		NAMDONG	INCHEON
DAERYONGENC	KOREA, REPUBLIC OF
DAEWOO INTERNATIONAL	KOREA, REPUBLIC OF
DAIKI ALUMINIUM INDUSTRY (THAILAND) CO.,LTD.	THAILAND
DARLEY DALE SMELTER	UNITED KINGDOM
DAYE NON-FERROUS METALS MINING LTD.	CHINA		HUANGSHI	HUABEI
DAYU JINCHENG TUNGSTEN INDUSTRY CO., LTD.	CHINA		DAYU COUNTRY	JIANGXI
DAYU WEILIANG TUNGSTEN CO., LTD.	CHINA		GANZHOU	JIANGXI
DEGUTEA	KOREA, REPUBLIC OF
DIAMNOND GROUND	UNITED STATES
DO SUNG CORPORATION	KOREA, REPUBLIC OF		GIMPO	GYEONGGI
DODUCO	GERMANY		PFORZHEIM	BADEN-WÜRTTEMBERG
DONGGUAN CAMEROONCHEMICAL MATERIALS CO., LTD	CHINA
DONG-WO CO., LTD.	CHINA
DOWA METALS & MINING CO.LTD	JAPAN	60-1 OTARUBE	KOSAKA	AKITA	—
DR.-ING.MAX SCHLOETTER GMBH & CO.KG	GERMANY
DSC (DO SUNG CORPORATION)	KOREA, REPUBLIC OF
DUKSAN HI-METAL	KOREA, REPUBLIC OF
DUOLUOSHAN	CHINA	SIHUI CITY	GUANGDONG

DUOXIN	CHINA
E.S.R. ELECTRONICS	UNITED STATES		HOUSTON	TEXAS
EASTERN ALLOYS	UNITED STATES
ECHEM	CHINA
E-CHEM ENTERPRISE CORP	TAIWAN
ECO-SYSTEM RECYCLING CO., LTD.	JAPAN	1781-3	NIDE,HONJO-SHI	SAITAMA 367-0002	SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL.
EGGERT	GERMANY
ELDORADO GOLD CORPORATION	CANADA
ELECTRO.OY METAL PTE.	SINGAPORE	67 TAUS AVENUE 1		SINGAPORE
ELECTROLOY COROPERATION SDN BHD	MALAYSIA
ELECTRO-MECHANICAL FACILITY OF THE CAO BANG MINERALS & METALLURGY JOINT STOCK COMPANY	VIET NAM		TINH TUC	CAO BANG
ELEMETAL REFINING, LLC	UNITED STATES		JACKSON	OHIO
ELMET S.A. DE C.V.	MEXICO
ELMET S.A. DE C.V.	BOLIVIA
ELMET S.L.U. (METALLO GROUP)	SPAIN		BERANGO	VIZCAYA
EM VINTO	BOLIVIA	CARRETERA ORURO A CALA CALA KM. 7,5 ZONA VINTO,	CASILLA: 612,	BOLIVIA	HUANUI TIN MINING AND COLQUIRI TIN MININ; HUANUI TIN MINING AND COLQUIRI TIN MINING; SINCHI WAYRA; EM VINTO; BOLIVIA
EMIRATES GOLD DMCC	UNITED ARAB EMIRATES		DUBAI	DUBAI
EMPRESSA NACIONAL DE FUNDICIONES (ENAF) - BOLIVIA	BOLIVIA
ESG EDELMETALL-SERVICE GMBH & CO. KG	GERMANY
ESSAR STEEL ALGOMA	CANADA
ESTANHO DE RONDÔNIA S.A.	BRAZIL
ESTONIA	ESTONIA
E-TECH PHILIPPINES	PHILIPPINES
ETHIOPIAN MINERALS DEVELOPMENT SHARE COMPANY	ETHIOPIA	KEBELE 05, NEAR BY AWARIS HOTEL	BOLE KEFLEKETEMA	ADDIS ABABA	SCRAP
EVRAZ STRATCOR, INC.	CHINA
EXIMETAL S.A.	ARGENTINA
EXOTECH INC.	UNITED STATES	1851 BLOUNT ROAD	POMPANO BEACH, FLORIDA	FLORIDA 33069	RECYCLED, UNITED STATES
F&X ELECTRO-MATERIALS LTD.	CHINA	YAXI INDUSTRIAL	JIANGMEN	GUANGDONG	NOT FROM THE “CONFLICT REGION” - EICC-GESI SMELTER
FAGGI ENRICO SPA	ITALY	VIA E. MAJORANA, 101/103	DR FRANCO FAGGI 50019 SESTO FIORENTINO	FIRENZE
FEINHUTTE HALSBRUCKE GMBH	GERMANY
FELDER GMBH - LÖTTECHNIK	GERMANY
FENIX METALS	POLAND	UL. ZAKŁADOWA 50, 39-400	CHMIELÓW	SUBCARPATHIAN VOIVODESHIP
FERRO ALLOYS DE MÉXICO, S.A. DE C.V.	BRAZIL
FERRO CORPORATION	UNITED STATES
FIDELITY PRINTERS AND REFINERS LTD.	ZIMBABWE		MSASA	HARARE
FIR METALS & RESOURCE LTD.	CHINA		ZHUZHOU	HUNAN
FIRST COPPER TECHNOLOGY CO., LTD.	TAIWAN
FOSHAN NANHAI TONG DING METAL COMPANY. LTD.	CHINA
FSE NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION		NOVOSIBIRSK	NOVOSIBIRSK PROVINCE

FUJI METAL MINING	THAILAND	NO. 597 LONGDONG ROAD	JUNGLI	THAILAND
FUJIAN JINXIN TUNGSTEN CO., LTD.	CHINA		LONGYAN	FUJIA PROVINCE
FUJIAN NANPING	CHINA	88 WEST CANAL	NANPING 353000	FUJIAN
FUNDIPAR	BRAZIL
FUNSUR	BRAZIL
FURUKAWA ELECTRIC	JAPAN
GANNON & SCOTT	UNITED STATES
GANSHOU GRAND SEA W & MO GROUP CO LTD	CHINA	NO. 58 MAFANGXIA, , SHUIXI TOWN, ZHANGGONG DISTRICT	GANZHOU CITY	JIANXI PROVINCE	CHINA
GANSU SEEMINE MATERIAL HI-TECH CO LTD	CHINA		LANZHOU	GANSU
GANXIAN SHIRUI NEW MATERIAL CO., LTD.	CHINA		GANXIAN	JIANGXI
GANZHOU GRAND SEA W & MO GROUP CO LTD	CHINA	45TH DONGYANGSHAN RD.	GANZHOU	JIANXI	GANZHOU GRAND SEA METALS MINERALS INDUSTRY W&MO CO,.LTD., CHINA
GEBRUEDER KEMPER GMBH	GERMANY
GEIB REFINING CORPORATION	UNITED STATES		WARWICK	RHODE ISLAND
GEJIU JIN YE MINERAL CO., LTD.	CHINA	DUXIA VALLEY VILLAGE JIJIE STREET	GEJIU	YUNNAN
GESAC	CHINA
GIBBS WIRE & STEEL CO	CHINA
GLOBAL ADVANCED METALS	JAPAN
GLOBAL ADVANCED METALS	AUSTRALIA
GLOBAL ADVANCED METALS	UNITED STATES	COUNTY LINE ROAD	BOYERTOWN	PA	GAM, AUSTRALIA
GLOBAL TUNGSTEN & POWDERS CORP.	UNITED STATES	1 HAWES STREET	TOWANDA	PENNSYLVANIA
GOLD BELL GROUP	CHINA	CHENGXI ROAD	GUANGXI PROVINCE
GOLD MINING IN SHANDONG(LAIZHOU)	CHINA
GOLDEN EGRET SPECIAL ALLLOY COOP.	CHINA
GOLD-ZHAOYUAN	CHINA
GOODWAY	UNITED STATES
GRANT MANUFACTURING AND ALLOYING. LLC	UNITED STATES
GREAT WALL PRECIOUS METALS CO., LTD. OF CBPM	CHINA		CHENGDU	SICHUAN
GRILLO-HANDEL	GERMANY
GUANGDONG JINDING GOLD LIMITED	CHINA		GUANGZHOU	GUANGDONG
GUANGDONG XIANGLU TUNGSTEN CO., LTD.	CHINA	CHAOZHOU	GUANGDONG
GUANGDONG ZHIYUAN NEW MATERIAL CO., LTD.	CHINA		YINGDE	GUANGDONG
GUANGXI CHINA TIN GROUP CO.,LTD	GERMANY
GUANGXI HUAXI GROUP	CHINA
GUANGXI LIU ZHOU	CHINA
GUANGXI ZHONGSHAN GOLD BELL SMELTING CORP	CHINA
GUANGZHOU JIN DING	CHINA
GUANGZHOU KING’S HIGH-TECH MATERIALS	CHINA
GUANGZHOU NON-FERROUS METALS RESEARCH INSTITUTE	CHINA
GUANGZHOU SPECIAL COPPER & ELECTRONICS MATERIAL CO.,LTD	CHINA

GUANYANG GUIDA NONFERROUS METAL SMELTING PLANT	CHINA		GUANYANG	GUANGXI
GUIZHOU ZHENHUA XINYUN TECHNOLOGY LTD., KAILI BRANCH	CHINA		KAILI	GUIZHOU
GUODA SAFINA HIGH-TECH ENVIRONMENTAL REFINERY CO., LTD.	CHINA		ZHAOYUAN	SHANDONG
H. KRAMER & CONPANY	UNITED STATES
H.C. STARCK CO., LTD.	THAILAND		MAP TA PHUT	RAYONG
H.C. STARCK GMBH	GERMANY	IM SCHLEECKE 78-91	GOSLAR	GERMANY
H.C. STARCK INC.	UNITED STATES		NEWTON	MASSACHUSETTS
H.C. STARCK LTD.	JAPAN
H.J.ENTHOVEN & SONS IS A DIVISION OF H.J.ENTHOVEN LTD - REGISTERED IN THE UK - REG. NO. 2821551 - REGISTERED ADDRESS: DARLEY DALE SMELTER, SOUTH DARLEY, MATLOCK, DE4 2LP	UNITED KINGDOM
HANA-HIGH METAL	KOREA, REPUBLIC OF
HANA-HIGH METAL	MALAYSIA
HANBAEK NONFERROUS METALS	KOREA, REPUBLIC OF
HANDOK METAL CO.,LTD	KOREA, REPUBLIC OF	NO.100-61 GALSANDONG	DALSEOGU	DAEGU
HANGZHOU FUCHUNJIANG SMELTING CO., LTD.	CHINA	FUYANG	HANGZHOU	ZHEJIANG	CHINA
HARIMA SMELTER	JAPAN	346-4 MIYANISHI, HARIMA-CHO	KAKO-GUN	HYOGO
HARMONY GOLD REFINERY	SOUTH AFRICA
HAVEMAN EDELMETAAL EN ALUMETAAL	NETHERLANDS
HC STARCK GMBH	GERMANY	IM SCHLEEKE 78-91	GOSLER		SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL. AUSTRALIA, BOLIVIA, CANADA, PORTUGAL, RUSSIA, SPAIN
HEAREUS	HONG KONG
HECHI METALLURGICAL CHEMICAL FACTORY	CHINA
HEESUNG	KOREA, REPUBLIC OF
HEESUNG METAL LTD	AUSTRALIA
HEIMERLE + MEULE GMBH	GERMANY	DENNIGSTRAßE 16	75179 PFORZHEIM	GERMANY
HENAN PROVINCE SANMENXIA CITY GOLD SMELTER	CHINA
HENAN SANMENXIA LINGBAO CITY JINYUAN MINING INDUSTRY CO., LTD	CHINA
HENAN YUGUANG GOLD & LEAD CO., LTD.	CHINA		JIYUAN	HENAN
HENAN ZHONGYUAN GOLD SMELTER CO., LTD.	CHINA
HENGYANG KING XING LIFENG NEW MATERIALS CO., LTD.	CHINA		HENGYANG	HUNAN
HERAEUS (ZHAOYUAN) PRECIOUS METAL MATERIALS CO., LTD.	CHINA
HERAEUS ELECTRONIC MATERIALS PHILS.,INC.	HONG KONG
HERAEUS GMBH	CANADA
HERAEUS GROUP	UNITED STATES
HERAEUS LTD HONG KONG	CHINA
HERAEUS MATERIALS SINGAPORE PTE, LTD.	SINGAPORE
HERAEUS MATERIALS TECHNOLOGY GMBH & CO. KG	GERMANY	HERAEUS MATERIALS TECHNOLOGY GMBH & CO. KG HERAEUSSTR. 12-14, HANAU GERMANY 63450	GERMANY	GERMANY	GERMANY
HERAEUS PRECIOUS METALS, INC,	UNITED STATES

NEWARK NEW JERSEY, USA
HERAEUS TECHNOLOGY CENTER	HONG KONG	30 ON CHUEN STREET	ON LOK TSUEN	FANLING N.T.
HERAEUS TECHNOLOGY CENTER	HONG KONG	30 ON CHUEN STREET	ON LOK TSUEN	FANLING N.T.
HERAEUS TECHNOLOGY CENTER(HLH)	CHINA
HERAEUS USA	UNITED STATES	NEWARK 65 EUCLID AVENUE	NEWARK	NEW JERSEY
HERAEUS ZHAOYUAN PRECIOUS METAL MATERIALS CO.,	CHINA	NO. 238 LINGLONG ROAD	ZHAOYUAN CITY	SHANDONG PROVINCE
HERA-KOREA	KOREA, REPUBLIC OF
HIGH QUALITY TECHNOLOGY CO., LTD.	CHINA
HIGH-POWER SURFACE TECHNOLOGY	CHINA
HISIKARI MINE	JAPAN	3844, HISHIKARI-MAEME, ISA	KAGOSHIMA 895-2701	JAPAN	SCRAP
HISIKARI MINE	JAPAN	3844, HISHIKARI-MAEME, ISA	KAGOSHIMA 895-2701	JAPAN	SCRAP
HITACHI METALS, LTD.,	JAPAN
HI-TEMP SPECIALTY METALS, INC.	UNITED STATES		YAPHANK	NEW YORK
HL THORNE	UNITED KINGDOM
HLH (HERAEUS LIMITED HONGKONG)	HONG KONG
HON SHEN CO. LTD	CHINA
HONEYWELL ELECTRONIC MATERIALS	UNITED STATES
HONG QIAO NANOSCALE SCIENCE AND TECHNOLOGY (SHENZHEN) CO. LTD	CHINA
HONHAI PRECISION CO., LTD.	TAIWAN
HONORABLE HARDWARE CRAFT PRODUCT LIMITED COMPANY	CHINA
HUA ENG WIRE&CABLE CO.,LTD	CHINA
HUAXI GUANGXI GROUP	CHINA		LIUZHOU	GUANGXI
HUAXI SMELTING CO. LTD	CHINA
HUICHANG JINSHUNDA TIN CO. LTD	CHINA	NINE TWO HUICHANG COUNTY INDUSTRIAL BASE	GANZHOU	JIANGXI
HUIZHOU TAIWAN ELECTRONIC COMPONENT LIMITED COMPANY	CHINA
HUNAN CHENZHOU MINING CO., LTD.	CHINA		YUANLING	HUNAN
HWASUNG CJ CO. LTD	KOREA, REPUBLIC OF		DANWON	GYEONGGI
HYDROMETALLURG, JSC	RUSSIAN FEDERATION		NALCHIK	KABARDINO-BALKAR REPUBLIC
HYUNDAI-STEEL	KOREA, REPUBLIC OF
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
IBG CHINA	CHINA
ICD	UNITED STATES
IES TECHNICAL SALES	UNITED STATES
ILJIN DIAMOND CO., LTD	KOREA, REPUBLIC OF
IMC-METALSAMERICA, LLC	UNITED STATES
IMPAG AG	SWITZERLAND
IMPERIAL ZINC	UNITED STATES
INBRA IND E COM DE METAIS LTDA	BRAZIL
INCREASINGLY AND CHEMICAL (SUZHOU) CO., LTD.	CHINA
INDONEISAN STATE TIN CORPORATION MENTOK SMELTER	INDONESIA
INNER MONGOLIA QIANKUN GOLD AND SILVER REFINERY SHARE COMPANY	CHINA

LIMITED
INTERNATIONAL WIRE GROUP, INC	UNITED STATES
IPS	FRANCE
ISHIFUKU METAL INDUSTRY CO., LTD.	JAPAN	2-12-30, AOYANAGI	SOKA	SAITAMA
ISLAND GOLD REFINERY	CHINA
ISTANBUL GOLD REFINERY	TURKEY		KUYUMCUKENT	ISTANBUL
IZAWA METAL CO., LTD	JAPAN
JADA ELECTRONIC LIMITED (JX NIPPON MINING&MATEL CO., LTD)	JAPAN
JAN JANQ	TAIWAN
JAPAN MINT	JAPAN		OSAKA	KANSAI
JAPAN NEW METALS CO LTD	JAPAN		AKITA CITY	AKITA	NANCHANG CEMENTED CARBIDE RECYCLED, CHINA
JAPAN PURE CHEMICAL	JAPAN
JEAN GOLDSCHMIDT INTERNATIONAL	BELGIUM	ENGIS BELGIUM	ENGIS BELGIUM	BELGIUM	RECYCLED
JHONSON MATTEHEY	UNITED STATES
JI.KETAPANG,KAWASAN INDUSTRI PANGKAL PINANG BANGKA- INDONESIA	INDONESIA
JIA LUNG CORP	CHINA
JIANGMEN HUAYUAN INDUSTRY CO. LTD	CHINA
JIANGSU HETIAN SCI-TECH MATERIAL CO.,LTD	CHINA
JIANGSU SUE LARGE SPECIAL CHEMICAL REAGENT CO., LTD	CHINA
JIANGWU H.C. STARCK TUNGSTEN PRODUCTS CO., LTD.	CHINA		GANZHOU	JIANGXI
JIANGXI COPPER COMPANY LIMITED	CHINA	GUIXI	GUIXI	JIANGXI
JIANGXI DAYU LONGXINTAI TUNGSTEN CO., LTD.	CHINA		HUANGLONG	JIANGXI
JIANGXI GAN BEI TUNGSTEN CO., LTD.	CHINA		XIUSHUI	JIANGXI
JIANGXI JIAWANG	CHINA
JIANGXI KETAI ADVANCED MATERIAL CO., LTD.	CHINA		YICHUN	JIANGXI
JIANGXI MINMETALS GAO’AN NON-FERROUS METALS CO., LTD.	CHINA		GAO’AN	JIANGXI
JIANGXI NANSHAN	CHINA		GANZHOU	JIANGXI
JIANGXI RARE EARTH & RARE METALS TUNGSTEN GROUP CORP	CHINA
JIANGXI RICHSEA NEW MATERIALS CO., LTD.	CHINA
JIANGXI SHUNDA HUICHANG KAM TIN CO., LTD.	CHINA
JIANGXI TONGGU NON-FERROUS METALLURGICAL & CHEMICAL CO., LTD.	CHINA		TONGGU	JIANGXI
JIANGXI TUOHONG NEW RAW MATERIAL	CHINA		YI CHUN CITY	JIANGXI
JIANGXI YICHUN	CHINA	YUANZHOU DISTRICT	YIN CHUN 36003	JIANGXI PROVINCE
JIANGXISHUNDA HUICHANG KAM TIN CO., LTD.	CHINA
JIE SHENG	CHINA
JIN DONG HENG	CHINA
JIN JINYIN REFINING COMPANY LIMITED	CHINA
JIN TIAN	CHINA
JIN ZHOU	CHINA
JINBAO ELECTRONIC CO.,LTD.	CHINA
JINFENG GOLD MINE SMELTER	CHINA
JINLONG COPPER CO., LTD.	CHINA			ANHUI

JINZHOU XINGYE SMELT DUTY CORP., LTD.	CHINA
JIUJIANG JINXIN NONFERROUS METALS CO. LTD.	CHINA		JIUJIANG	JIANGXI
JIUJIANG TANBRE CO., LTD.	CHINA		JIUJIANG	JIANGXI
JIUJIANG ZHONGAO TANTALUM & NIOBIUM CO., LTD.	CHINA		JIUJIANG	JIANGXI
JIX NIPPON MINING & METALS CO. LTD.	JAPAN
JOHNSON	UNITED STATES
JOHNSON MATHEY	CANADA
JOHNSON MATTHEY HONGKONG LTD.	HONG KONG
JOHNSON MATTHEY INC	UNITED STATES	4601 WEST 2100 SOUTH	SALT LAKE CITY	UTAH	SCRAP AND RECYCLED
JOHNSON MATTHEY LTD	CANADA	130 GLIDDEN ROAD	ONTARIO	BRAMPTON	RECYCLED
JSC EKATERINBURG NON-FERROUS METAL PROCESSING PLANT	RUSSIAN FEDERATION		VERKHNYAYA PYSHMA	SVERDLOVSK
JU TAI INDUSTRIAL CO.,LTD.	CHINA
JX NIPPON MINING & METALS	INDONESIA
JX NIPPON MINING & METALS CO., LTD	JAPAN
KAI UNION INDUSTRY AND TRADE CO., LTD.	CHINA
KAI UNITA TRADE LIMITED LIABILITY COMPANY	CHINA
KAIMENG (GEIJU) INDUSTRY AND TRADE CO., LTD.	CHINA	ZHADIAN BABAOSHU INDUSTRIAL PARK	GEJIU	YUNNAN PROVINCE
KALAS WIRE	UNITED STATES
KALOTI PRECIOUS METALS	UNITED ARAB EMIRATES		DUBAI	DUBAI
KAMET BLUE POWDER CORPORATION	UNITED STATES
KANFORT INDUSTRIAL (YANTAI)	CHINA
KANTO DENKA KOGYO CO., LTD.	JAPAN	CENTRAL GLASS CORPORATION, UBE FAB, UBE 5253 DAIJIOKI	UBE-SHI, YAMAGUCHI-KEN	JAPAN
KATAPANG	CHINA
KAZZINC LTD	KAZAKHSTAN
KEE SHING	HONG KONG
KEELING & WALKER	UNITED KINGDOM
KEMET BLUE METALS	MEXICO
KEMET BLUE POWDER	UNITED STATES		MOUND HOUSE	NEVADA
KEMET CORP.	UNITED STATES
KENNAMETAL FALLON	UNITED STATES		FALLON	NEVADA
KENNAMETAL HUNTSVILLE	UNITED STATES	7300 HIGHWAY 20 WEST	HUNTSVILLE	ALABAMA
KENNAMETAL INC.	UNITED STATES
KENNAMETAL INC.	UNITED STATES
KENNECOTT UTAH COPPER LLC	UNITED STATES	SALT LAKE CITY, UTAH, USA	UTAH
KEWEI TIN CO.,LTD	CHINA
KGHM POLSKA MIEDZ SPÓŁKA AKCYJNA	POLAND
KIHONG T & G	INDONESIA
KING-TAN TANTALUM INDUSTRY LTD	CHINA
KOBE STEEL, LTD.	JAPAN	14-1 CHOFU MINATOMACHI, SHIMONOSEKI,	CHOFU	SHIMONOSEKI	RECYCLED

YAMAGUCHI 752-0952
KOKI COMPANY LTD.	JAPAN
KOKI JAPAN	JAPAN
KOREA METAL CO. LTD	KOREA, REPUBLIC OF
KOREA ZINC CO. LTD.	KOREA, REPUBLIC OF		GANGNAM	SEOUL
KOSAK SEIREN	JAPAN
KOVOHUTE PRÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
KUAN SHUO IND. CO., LTD.	TAIWAN
KUNDUR SMELTER	INDONESIA
KUNMING HIGH-TECH INDUSTRIAL DEVELOPING AREA	CHINA
KUNSHAN JINLI CHEMICAL INDUSTRY REAGENTS CO.,LTD.	CHINA
KUNTAI	CHINA
KUPOL	RUSSIAN FEDERATION
KYOCERA	CHINA
KYORITSU GOKIN CO.,LTD.	JAPAN
KYRGYZALTYN JSC	KYRGYZSTAN		BISHKEK	CHUY PROVINCE
L’ AZURDE COMPANY FOR JEWELRY	SAUDI ARABIA		RIYADH	RIYADH PROVINCE
LA PARRILA	SPAIN				SHEELITE, SPAIN
LAIBIN CHINA THIN SMELTING CO., LTD.	CHINA
LAIZHOU,SHANDONG	CHINA
LBMA	GERMANY
LBMA	UNITED KINGDOM
LEAD-FREE SOLDER SMELTER	CHINA
LEVITRA CAN, SHENZHEN ELECTRONIC TECHNOLOGY CO., LTD.	CHINA
LEYBOLD CO.,LTD.	JAPAN
LG-NIKKO	KOREA, REPUBLIC OF
LIAN XING PLATING FACTORY	CHINA
LIFU PRECIOUS METALS COMPANY LIMITED	CHINA
LINGBAO GOLD COMPANY LIMITED	CHINA		LINGBAO	HENAN
LINGBAO JINYUAN TONGHUI REFINERY CO., LTD.	CHINA
LINWU XIANGGUI ORE SMELTING CO., LTD.	CHINA
LINXENS	FRANCE
LIPMAN WALTON	UNITED KINGDOM
LITTELFUSE	UNITED STATES
LIUZHOU CHINA TIN	CHINA	NO. 243, SHUINAN ROAD	LIU ZHOU	GUANG XI	LIUZHOU CHINA TIN, CHINA
LLC “RELIT”	UKRAINE
LMS BRASIL S.A.	BRAZIL		SÃO JOÃO DEL REI	MINAS GERAIS
LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
LSM BRASIL S.A.	BRAZIL		SÃO JOÃO DEL REI	MINAS GERAIS
LS-NIKKO COPPER INC.	KOREA, REPUBLIC OF	70,DAEJUNG-RI,ONSAN-EUP	ULJU-GUN	ULSAN	RECYCLED
LUOYANG MUDU TUNGSTEN & MOLYBDENUM TECHNOLOGY CO., LTD	CHINA		LUOYANG	HENAN
LUOYANG ZIJIN YINHUI GOLD REFINERY CO., LTD.	CHINA		LUOYANG	HENAN
LUPON ENTERPRISE CO., LTD	TAIWAN

MA ON SHUGUANG SMELTING PLANT	CHINA
MAGNESIUM ELEKTON INC.	UNITED STATES
MAGNU’S MINERAIS METAIS E LIGAS LTDA	BRAZIL	RUA ANTONIO PEDRO DA TRINDADE,SAO JOAO DEL REI 36305-076	SÃO JOÃO DEL REI	MINAS GERAIS
MALAYSIA SMELTING CORPORATION (MSC)	MALAYSIA	NO.27, JALAN PANTAI	BUTTERWORTH	PENANG, MALAYSIA	RAHMAN HYDRAULIC TIN SDN. BHD. MALAYSIA
MALIPO HAIYU TUNGSTEN CO., LTD.	CHINA		NANFENG XIAOZHAI	YUNNAN
MATERIALS ECO-REFINING CO.,LTD	JAPAN
MATERION	UNITED STATES	42 MT. EBO ROAD SOUTH	BREWESTER	NY
MATSUDA SANGYO CO. LTD	JAPAN
MATTHEY LIMITED	CANADA
MCP METAL SPECIALIST INC.	UNITED KINGDOM
MCP METAL SPECIALIST INC.	UNITED KINGDOM
MCP METALSPECIALTIES, INC	UNITED STATES
MCP MINING & CHEMICAL PRODUCTS LTD. UK	UNITED KINGDOM
MECOMSA, S.A. DE C.V.	PERU
MELT METAIS E LIGAS S/A	BRAZIL		ARIQUEMES	RONDONIA
MENG NENG	CHINA
MENTOK TIN SMELTER	INDONESIA
MENTPL	INDONESIA
METAHUB INDUSTRIES SDN. BHD.	MALAYSIA	LOT 2247 & 2248,JALAN SEELONG JAYA 8,SEELONG JAYA, 81300, SKUDAI	SKUDAI	JAHOR
MET-AL	UNITED STATES
METAL ALLOY (INDIA)	INDIA	C.P.TANK	MUMBAI	INDIA
METAL DO	JAPAN	5-6 KYOMACHIBORIL	2-CHOME NISHI-KU	OSAKA 550-0003	RECYLCED
METALLIC MATERIALS	CHINA
METALLIC MATERIALS BRANCH L OF GUANGXI CHINA TIN GROUP CO.,LTD	GERMANY
METALLIC RESOURCES, INC.	UNITED STATES		TWINSBURG	OHIO
METALLO CHIMIQUE	BELGIUM	NIEUWE DREEF 33, 2340 BEERSE, BELGIUM			RECYCLED, BELGIUM
METALLUM	SWITZERLAND
METALLURGICAL PRODUCTS INDIA PVT., LTD.	INDIA		DISTRICT RAIGAD	MAHARASHTRA
METALOR	UNITED STATES
METALOR GERMANY	GERMANY
METALOR SHANGHAI	CHINA
METALOR TECHNOLOGIES (HONG KONG) LTD	HONG KONG	SUITE 1705-9, THE METROPOLIS TOWER 10 METROPOLIS DRIVE, HUNG HOM	HONG KONG	CHINA	NOT DISCLOSED BY SUPPLIER. SMELTER ALREADY CFS COMPLIANT
METALOR TECHNOLOGIES (SWEDEN) AB	SWEDEN	SAGAGATAN 22	BORAS	SWEDEN
METALOR TECHNOLOGIES (USA REFINING CORPORATION)	UNITED STATES
METALOR TECHNOLOGIES JAPAN	JAPAN
METALOR TECHNOLOGIES SA	SWITZERLAND	RUE DES PERVEUILS 8 CH-2074	MARIN

METALOR TECHNOLOGIES SINGAPORE PTE LTD	CHINA
METALOR USA REFINING CORPORATION	UNITED STATES	NORTH ATTLEBORO	MASSACHUSETTS	LARRY DRUMMOND
METALOR, SHANGHAI	CHINA
METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO		TORREON	COAHUILA
METAOR TECHNOLOGIES SA	SWITZERLAND
METERION ADVANCED MATERIALS THIN FILM PRODUCTS	UNITED STATES
METHERMA	GERMANY
MET-MEX PEÑOLES, S.A.	MEXICO		TORREON	COAHUILA
METROPOLITAN ALLOYS CORP	UNITED STATES
MIDLAND INDUSTRIES	UNITED STATES
MIDWEST TUNGSTEN WIRE CO.	UNITED STATES
MILLARD WIRE	UNITED STATES
MINERACAO TABOCA S.A.	BRAZIL	KM 7 CARRETERA VINTO ORURO, BOLIVIA
MING LI JIA SMELT METAL FACTORY	CHINA
MINMETALS GANZHOU TIN CO. LTD.	CHINA
MINSUR	PERU	JL.RAYA PELTIM NO.1	KABUPATEN BANGKA BARAT,	MUNTOK, BANGKA BELITUNG PROVINCE	KUNDUR, SINGKEP, KARIMUN ISLAND MINING OPERATION BANGKA AND BELITUNG ISLAND, INDONESIA
MISTUBISHI MATERIALS CORPORATION	JAPAN
MISUE TIN SMELTER AND REFINERY	PERU
MISUR	PERU
MITS-TEC (SHANGHAI) CO. LTD.	INDONESIA
MITSUBISHI	TAIWAN
MITSUBISHI ELECTRIC METECS, CO., LTD.	JAPAN	1-1-57 MIYASHIMO, CYUO-KU	SAGAMIHARA CITY	KANAGAWA
MITSUBISHI MATERIALS CORPORATION	JAPAN	4049-1	NAOSHIMA-CHO	KAGAWA
MITSUI	HONG KONG
MITSUI & CO. PRECIOUS METALS INC. HONG KONG BRANCH	HONG KONG	1306 TWO EXCHANGE SQUARE	CENTRAL	HONG KONG
MITSUI MINING & SMELTING	JAPAN	OAZA-TOSEN 2081	OMUTA	FUKUOKA	WODGINA / SCRAP AUSTRALIA / SCRAP
MITSUI SUMITOMO METAL MINING BRASS & COPPER CO.,LTD	JAPAN
MITUBISHI MATERIALS CORPORATION	JAPAN
MITUI KINZOKU CO LTD TAKEHARA SEIRENJYO	JAPAN
MK ELECTRON	KOREA, REPUBLIC OF
MMTC-PAMP INDIA PVT., LTD.	INDIA		MEWAT	HARYANA
MOLIREN LTD	RUSSIAN FEDERATION		ROSHAL	MOSCOW REGION
MOLYCORP SILMET	ESTONIA		SILLAMÄE	IDA-VIRUMAA
MONTOK SMELTER	INDONESIA
MORIGIN COMPANY	JAPAN
MORRIS AND WATSON	NEW ZEALAND		AUKLAND	AUCKLAND
MOSCOW SPECIAL ALLOYS PROCESSING PLANT	RUSSIAN FEDERATION
MSC CROPORATION BERHAD	MALAYSIA
MULTIPLE XIN PRECISION METAL ELECTROPLATING FACTORY	CHINA
MULTIPLE XIN PRECISION METAL	CHINA

ELECTROPLATING FACTORY
MUNTOK	INDONESIA
N.E. CHEMCAT CORPORATION	JAPAN
NADIR METAL RAFINERI SAN. VE TIC. A.Ş.	TURKEY		BAHÇELIEVLER	ISTANBUL
NANCHANG CEMENTED CARBIDE LIMITED LIABILITY	CHINA	NO. 1173, SHUANG GANG EAST ROAD ECONOMY & DEVELOPMENT ZONE	NANCHANG	JIANGXI PROVINCE	GAN BEI TUNGSTEN INDUSTRY CO., LTD. CHINA
NANKANG NANSHAN TIN MANUFACTORY CO., LTD.	CHINA		GANZHOU	JIANGXI
NANTONG TONGJIE ELECTRICAL CO., LTD.	CHINA
NATHAN TROTTER & CO	UNITED STATES
NATSUDA SANGYO CO., LTD	JAPAN
NAVOI	UZBEKISTAN
NAVOI	UZBEKISTAN
NAVOI MINING AND METALLURGICAL COMBINAT	UZBEKISTAN		NAVOI	NAVOI PROVINCE
NEC TOKIN ELECTRONICS(THAILAND)CO.,LTD.	THAILAND
NENTIOK	INDONESIA
NGHE TIN NON-FERROUS METAL	VIET NAM
NGHE TINH NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM		QUY HOP	NGHE AN
NIAGARA REFINING LLC	UNITED STATES		DEPEW	NEW YORK
NIHON SUPERIOR CO.,LTD	JAPAN
NIHON GENMA MFG CO., LTD.	THAILAND
NIHON KAGAKU SANGYO	JAPAN
NIHON MATERIAL CO. LTD	JAPAN	19-2, HAYAMA	NODA	CHIBA
NIIHAMA NICKEL REFINERY	JAPAN
NINGBO JINTIAN COPPER (GROUP ) COMPANY LIMITED	CHINA
NINGHUA XINGLUOKENG TUNGSTEN MINING CO.,LID	CHINA
NINGXIA ORIENT TANTALUM INDUSTRY CO., LTD.	CHINA	P.O.BOX 105, SHIZUISHAN CITY, NINGXI A 753000, P.R. OF CHINA	SHIZUISHAN CITY	NINGXIA 753000	CHINA
NINSUR	PERU
NIPPON MINING & METALS	JAPAN	10-1 TORANOMON 2-CHOME	MINATO-KU	TOKYO	WESTERN AUSTRALIAN MINT
NORDDEUTSCHE AFFINERIE	GERMANY
NORTH AMERICAN TUNGSTEN CORPORATION LTD.	CANADA	1640 - 1188 WEST GEORGIA STREET	BOX 19, VANCOUVER, BRITISH COLUMBIA,	V6E 4A2, CANADA
NOVENTA	MOZAMBIQUE
NOVOSIBIRSK	RUSSIA
NOVOSIBIRSK INTEGRATED TIN WORKS	RUSSIAN FEDERATION	8 CHELUSKINTSEV STREET, APT. 35, NOVOSIBIRSK, NOVOSIBIRSKAYA OBLAST, RUSSIA 630004
NTET, THAILAND	THAILAND	60/76 MOO 19 NAVANAKORN INDUSTRIAL ESTATE, PAHOLYOTHIN ROAD	KLONG NUENG KLONG LUANG	PATHUM, 12120	RECYLCED

NUCOR STEEL	UNITED STATES
NUI PHAO H.C. STARCK TUNGSTEN CHEMICALS MANUFACTURING LLC	VIET NAM		DAI TU	THAI NGUYEN
O.M. MANUFACTURING (THAILAND) CO., LTD.	THAILAND	789/101 NONGKHO-LAEMCHABANG TUMBOL NONGKHAM AMPHOE SIRACHA CHONBURI 20110
ÖGUSSA ÖSTERREICHISCHE GOLD- UND SILBER-SCHEIDEANSTALT GMBH	AUSTRIA		VIENNA	VIENNA
OHIO PRECIOUS METALS, LLC	UNITED STATES	16064 BEAVER PIKE	JACKSON OHIO	OHIO	SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL.
OHURA PRECIOUS METAL INDUSTRY CO., LTD.	JAPAN
OJSC “THE GULIDOV KRASNOYARSK NON-FERROUS METALS PLANT” (OJSC KRASTSVETMET)	RUSSIAN FEDERATION		KRASNOYARSK	KRASNOYARSK KRAI
OJSC KOLYMA REFINERY	RUSSIAN FEDERATION		KHASYN SETTLEMENT	MAGADAN REGION
OJSC NOVOSIBIRSK REFINERY	RUSSIAN FEDERATION		NOVOSIBIRSK	NOVOSIBIRSK PROVINCE
OM MANUFACTURING PHILIPPINES, INC	PHILIPPINES	CAVITE ECONOMIC ZONE	CAVITE	CAVITE	—
OMSA	BOLIVIA	CENTRAL OFFICE - ORURO,HIGWAY TO COCHABAMBA, KM 3,5 INDUSTRIAL ZONE HUAJARA
OMSA INDONESIA	INDONESIA
OPERACIONES METALURGICAL S.A.	BOLIVIA	HIGWAY TO COCHABAMBA, KM 3,5	ORURO	CERCADO
OSRAM	GERMANY
OXBOW METALES DE MEXICO S. DE R.L DE C.V.	BOLIVIA
P.T. TAMBANG TIMAH	INDONESIA
PALM INTERNATIONAL	UNITED STATES
PAMP SA	SWITZERLAND	CASTEL SAN PIETRO, TICINO, SWITZERLAND	SAN PIETRO	TICINO
PAN PACIFIC COPPER CO LTD., (JX NIPPON MINING & METALS GR.)	JAPAN
PERTH MINT (WESTERN AUSTRALIA MINT)	AUSTRALIA
PHILIPPINE CHUANGIN INDUSTRIAL CO., INC.	PHILIPPINES		MARILAO	BULACAN
PHOENIX METAL LTD	RWANDA
PISCO	PERU
PL TIMAH TBK	INDONESIA
PLANSEE	AUSTRIA
PLANSEE SE REUTTE	AUSTRIA
POBEDIT JSC	RUSSIAN FEDERATION
POONGSAN CORPORATION	KOREA, REPUBLIC OF
POSCO	KOREA, REPUBLIC OF
PRAXAIR	UNITED STATES
PRIOKSKY PLANT OF NON-FERROUS METALS	RUSSIAN FEDERATION
PRODUCTOS MINERALES DEL NORTE S.A. DE C.V.	BOLIVIA
PROTEKDEVICE	UNITED STATES
PT ALAM LESTARI KENCANA	INDONESIA

PT ANEKA TAMBANG (PERSERO) TBK	INDONESIA		JAKARTA	JAVA
PT ARIES KENCANA SEJAHTERA	INDONESIA	KABUPATEN	BANGKA
PT ARTHA CIPTA LANGGENG	INDONESIA		BANGKAKOTA, SUMATERA SELATAN
PT ATD MAKMUR MANDIRI JAYA	INDONESIA		SUNGAILIAT	BANGKA
PT BABEL INTI PERKASA	INDONESIA	LINTANG	BANGKA
PT BABEL SURYA ALAM LESTARI	INDONESIA	JL. MANGGAR TENGAH RT 16 / 05, DESA BADAU, KECAMATAN BADAU,	KABUPATEN BELITUNG,	PROPINSI BANGKA BELITUNG.
PT BABEL SURYA ALAM LESTARI	INDONESIA	JL. MANGGAR TENGAH RT 16 / 05, DESA BADAU, KECAMATAN BADAU,	KABUPATEN BELITUNG,	PROPINSI BANGKA BELITUNG.
PT BANGKA KUDAI TIN	INDONESIA	SUNGAILIAT	BANGKA
PT BANGKA PUTRA KARYA	INDONESIA	55 BISHOPSGATE	LONDON
PT BANGKA TIMAH UTAMA SEJAHTERA	INDONESIA	JL. KETAPANG, KECAMATAN	PANGKAL BALAM,	KOTA PANGKAL PINANG
PT BANGKA TIN INDUSTRY	INDONESIA	OFFICE: ROYAL PALACE OFFICE SUITE B-30 JL. DR. SOEPOMO 178 A, TEBET-JAKARTA 12870
PT BANKA KUDAI TIN	INDONESIA	JI SISINGAMANGARAJA 75, SUNGAILIAT
PT BELITUNG INDUSTRI SEJAHTERA	INDONESIA	YOS SUDARSO NO. 88, SUNTER
PT BILLITIN MAKMUR LESTARI	INDONESIA	BAODING	HEBEI		SOME ARE RECYCLED OR SCRAP SOURCED BUT NOT ALL.
PT BUKIT TIMAH	INDONESIA	KETAPANG KAWASAN INDUSTRI, PANGKALPINANG, BANGKA
PT CIPTA PERSADA MULIA	INDONESIA
PT DONNA KEMBARA JAYA	INDONESIA
PT DS JAYA ABADI	INDONESIA	JL. KETAPANG KAWASAN INDUSTRI,	PANGKALPINANG,	BANGKA, INDONESIA	INDONESIA
PT DS JAYA ABADI	INDONESIA	JL. KETAPANG KAWASAI\T NDUSTRI PAIYGKALPINATIG . BANGKA	PAIYGKALPINATIG	BANGKA, INDONESIA
PT EUNINDO USAHA MANDIRI	INDONESIA	KABUPATEN KARIMUN	KEPULAUAN RIAU
PT FANG DI MULTINDO	INDONESIA	JL. AIRMAWAR RT . 008/03 KETAPANG, KELURAHAN BACANG, KECAMATAN BUKIT INTAN,	KOTA PANGKAL PINANG,	BANGKA BELITUNG
PT HANJAYA PERKASA METALS	INDONESIA
PT INTI STANIA PRIMA	INDONESIA		SUNGAILIAT	BANGKA
PT JUSTINDO	INDONESIA	KABUPATEN	BANGKA
PT KARIMUN MINING	INDONESIA		KESAMBEN, JAWA TIMUR
PT KIJANG JAYA MANDIRI	INDONESIA		SUNGAILIAT	BANGKA
PT KOBA TIN	INDONESIA	JL.ANGGREK NO.142	KOBA	BANGKA
PT MITRA STANIA PRIMA	INDONESIA	WISMA NUGRA SANTANA 15TH FLOOR,?JAKARTA,	JAKARTA

?DKI JAKARTA?10220
PT NATARI	INDONESIA
PT PANCA MEGA PERSADA	INDONESIA
PT PELAT TIMAH NUSANTARA TBK	INDONESIA		KABUPATEN	BANGKA
PT PRIMA TIMAH UTAMA	INDONESIA	JL KETA PANG KAWASAN INDUSTRI	PANGKAL PINANG
PT REFINED BANGKA TIN	INDONESIA	LINGKUNGAN JELITIK SUNGALILIAT	JELITIK SUMGAILIAT	BANGKA	—
PT SARIWIGUNA BINASENTOSA	INDONESIA	JALAN DEPATI HAMZAH, BUKIT INTAN, KOTA PANGKAL PINANG, KEPULAUAN BANGKA BELITUNG 33684	PANGKAL PINANG	BANGKA
PT SEIRAMA TIN INVESTMENT	INDONESIA		SUNGAILIAT	BANGKA
PT SINGKEP TIMES UTAMA	INDONESIA
PT STANINDO INTI PERKASA	INDONESIA
PT STANINDO INTI PERKASA	INDONESIA	KETAPANG, PANGKALPINANG 33149, BANGKA & BELITUNG, INDONESIA
PT SUKSES INTI MAKMUR	INDONESIA		KABUPATEN	BANGKA
PT SUMBER JAYA INDAH	INDONESIA	JL. TPI KETAPANG, KELURAHAN AIR ITAM, KECAMATAN BUKIT INTAN,	PANGKAL PINANG ,	KEPULAUAN BANGKA BELITUNG
PT SUPRA SUKSES TRINUSA	INDONESIA
PT TAMBANG TIMAH	INDONESIA	JL. JENDERAL SUDIRMAN 51	PANGKAL PINANG	BANGKA
PT TININDO INTER NUSA	INDONESIA	JL. A. YANI NO. 46, PANGKAL PINANG
PT TIRUS PUTRA MANDIRI	INDONESIA
PT TOMMY UTAMA	INDONESIA		BELITUNG TIMUR	BANGKA
PT WAHANA PERKIT JAYA	INDONESIA
PT YINCHENDO MINING INDUSTRY	INDONESIA
PT. REFINED BANGKA TIN	PERU
PT. STANLNDO INTI PERKASA(FORMER CV DS JAYA ABADI)	INDONESIA
PT.CITRALOGAM	INDONESIA
PT.DS JAYA ABADI	INDONESIA
PT.TANLOAUG TINAH	INDONESIA
PURE TECHNOLOGY	RUSSIAN FEDERATION
PX PRÉCINOX SA	SWITZERLAND		LA CHAUX-DE-FONDS	NEUCHÂTEL
QIAN DAO TIN PRODUCTS	CHINA
QUALITEK DELTA PHILIPPINES	PHILIPPINES
QUANTUMCLEAN	UNITED STATES
RAHMAN HYDRAULIC TIN SDN BHD	MALAYSIA
RAND REFINERY (PTY) LTD	SOUTH AFRICA	REFINERY ROAD, INDUSTRIES WEST, GERMISTON	GERMISTON	GERMISTON	RAND REFINERY (PTY) LTD SOUTH AFRICA
RBT	INDONESIA
REALIZED THE ENTERPRISE CO., LTD.	CHINA	SHANDONG

REDRING SOLDER (M) SDN. BHD	MALAYSIA
REMONDIS ARGENTIA B.V.	NETHERLANDS
REPUBLIC METALS CORPORATION	UNITED STATES		MIAMI	FLORIDA
RESIND INDÚSTRIA E COMÉRCIO LTDA.	BRAZIL		SÃO JOÃO DEL REI	MINAS GERAIS
RFH TANTALUM SMELTRY CO., LTD.	CHINA		ZHUZHOU	HUNAN
RITCHEY METALS	UNITED STATES
ROHM & HASS	CHINA
ROYAL CANADIAN MINT	CANADA	320 SUSSEX DRIVE	OTTOWA	ONTARIO
RSI	UNITED STATES
RST
RUI DA HUNG	TAIWAN	NO.1-1,LANE 139,GONG 5TH RD., LIN 39,	WULIN VILLAGE	LONGTAN SHIANG TAOYUANG
RUI SHENG	INDONESIA
S COMPANY	THAILAND
SA MINSUR	PERU
SAAMP	FRANCE		PARIS	ILE-DE-FRANCE
SABIN METAL CORP.	UNITED STATES
SAGANOSEKI SMELTER & REFINERY	JAPAN
SAMATRON CO.,LTD.	KOREA, REPUBLIC OF
SAMDUCK PRECIOUS METALS	KOREA, REPUBLIC OF		NAMDONG	INCHEON
SAMHWA NON-FERROUS METAL. INC CO.,LTD	KOREA, REPUBLIC OF
SAMTEC	UNITED STATES
SAMWON METALS CORP.	KOREA, REPUBLIC OF
SANDVIK MATERIAL TECHNOLOGY	SWEDEN	CONFIDENTIAL	CONFIDENTIAL	CONFIDENTIAL
SANHER TUNGSTEN VIETNAM CO., LTD.	VIET NAM
SANMENXIA HANG SENG SCIENCE AND TECHNOLOGY, RESEARCH AND DEVELOPMENT CO., LTD	CHINA
SAXONIA EDELMETALLE GMBH	GERMANY		HALSBRÜCKE	SAXONY
SCANDMETAL	BELGIUM
SCHONE EDELMETAAL	NETHERLANDS
SCHOOT	GERMANY
SCOTIA MOCATTA	HONG KONG
SD(SAMDOK) METAL	KOREA, REPUBLIC OF
SEIRENNGYOUSYA	CHINA
SELAYANG SOLDER SDN.BHD.	INDONESIA
SEMPSA JOYERÍA PLATERÍA S.A.	SPAIN
SENDI (JAPAN): KYOCERA CORPORATION	JAPAN
SENJU METAL INDUSTRY CO., LTD.	JAPAN	23 SENJU-HASHIDO-CHO	ADACHI-KU	TOKYO
SEVERSTAL COLUMBUS	UNITED STATES
SEWON KOREA	KOREA, REPUBLIC OF
SGS	BOLIVIA
SGS BOLIVIA S.A.	BOLIVIA
SHAANXI TAIBAI TUNGSTEN PRODUCTS FACTORY	CHINA	NO. 1 TAICHENG ROAD	BAOJI	SHAANXI, CHINA
SHAN DONG HUANGJIN	CHINA

SHAN TOU SHI YONG YUAN JIN SHU ZAI SHENG CO. LTD.	CHINA
SHANDON JIN JINYIN REFINING LIMITED	CHINA
SHANDONG GOLD MINING CO., LTD	CHINA
SHANDONG HUANGJIN	CHINA
SHANDONG TIANCHENG BIOLOGICAL GOLD INDUSTRIAL CO., LTD.	CHINA		LAIZHOU	YANTAI
SHANDONG ZHAOJIN GOLD & SILVER REFINERY CO. LTD	CHINA	JINHUI ROAD, ZHAOYUAN,SHANDONG	ZHAOYUAN	SHANDONG
SHANGDONG HUMON SMELTING CO., LTD.	CHINA		YANTAI	SHANDONG
SHANGHAI GOLD EXCHANGE	CHINA
SHANGHAI JIANGXI METALS CO. LTD	CHINA
SHANGHAI YUEQIANG METAL PRODUCTS CO., LTD	CHINA
SHAPIRO	UNITED STATES
SHEN MAO SOLDER (M) SDN. BHD.	MALAYSIA
SHEN ZHEN RUI YUN FENG INDUSTRY CO.,LTD	CHINA
SHEN ZHEN THOUSAND ISLAND LTD.	CHINA
SHENMAO TECHNOLOGY INC	TAIWAN
SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
SHENZHEN CITY THAI INDUSTRIAL CO., LTD.	CHINA
SHENZHEN FUJUN MATERIAL TECHNOLOGY CO.,LTD	CHINA
SHENZHEN HENG ZHONG INDUSTRY CO.,LTD.	CHINA
SHENZHEN HENG ZHONG INDUSTRY CO.,LTD.	CHINA
SHENZHEN KEAIXIN TECHNOLOGY	CHINA
SHENZHEN MUNICIPAL PUBLIC SECURITY BUREAU	CHINA
SHENZHEN NEW JIN SPRING SOLDER PRODUCTS CO., LTD	CHINA
SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA
SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
SHENZHEN YI CHENG INDUSTRIAL
SHENZHEN YI CHENG INDUSTRIAL	CHINA
SHENZHEN ZHONGHENGLONG REAL INDUSTRY CO., LTD.	CHINA		SHENZHEN	GUANGDONG
SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
SHOWA KAKO	JAPAN
SICHUAN METALS & MATERIALS IMP & EXP CO	CHINA
SICHUAN TIANZE PRECIOUS METALS CO., LTD.	CHINA		CHENGDU	SICHUAN
SINCEMAT CO, LTD.	CHINA
SINGAPORE ASAHI CHEMICAL & SOLDER INDUSTRIES PTE LTD	SINGAPORE
SINGAPORE LME TIN	SINGAPORE
SINGWAY TECHNOLOGY CO., LTD.	TAIWAN		DAYUAN	TAOYUAN
SINITRON, SHENMAO SOLDER (M) SDN. BHD.	MALAYSIA
SIPING NIPPON TUNGSTEN INDUSTIALS CO.,LTD	JAPAN
SIZER METALS PTE	SINGAPORE
SMIC SENJU MALAYSIA	MALAYSIA

SNOW UP TO THE CITY OF SUZHOU CHEMICAL CO., LTD	CHINA
SO ACCURATE GROUP, INC.	UNITED STATES				GANZHOU GRAND SEA METALS MINERALS INDUSTRY W&MO CO., LTD., CHINA
SOE SHYOLKOVSKY FACTORY OF SECONDARY PRECIOUS METALS	RUSSIAN FEDERATION		SHYOLKOVO	MOSCOW REGION
SOFT METAIS, LTDA.	BRAZIL	AV. JOAO FERREIRA PENNA, 281-DISTRITO INDUSTRIAL III	BEBEDOURO	SAO PAULO
SOJITZ CORPORATION	JAPAN
SOLAR APPLIED MATERIALS TECHNOLOGY CORP.	TAIWAN	GONGYE 3RD RD	TAINAN CITY 709	UNKNOW
SOLARTECH	CHINA
SOLDER COAT CO.,LTD	JAPAN
SOLDER: NIPPON FILLER METALS LTD (TIN: PT TIMAH)	JAPAN
SOLDERINDO	INDONESIA
SOLIKAMSK MAGNESIUM WORKS OAO	RUSSIAN FEDERATION		SOLIKAMSK	PERM KRAI
SOOCHOW UNIVERSITY’S	CHINA
SOUTH-EAST NONFERROUS METAL COMPANY LIMITED OF HENGYANG CITY	CHINA		HENGYANG	HUNAN
SPECIALITY METAL TRADING	BELGIUM
SPECTRO ALLOYS	UNITED STATES
STANCHEM SP. J. (TRADER)	INDONESIA
STANDARD BANK	HONG KONG
STENDER ELECTRONIC MATERIALS CO., LTD.	CHINA
STRETTI
SUDAN GOLD REFINERY	SUDAN		KHARTOUM	KHARTOUM STATE
SUMISHO MATERIAL CORP.	JAPAN
SUMITOMO ELECTRIC, USA (A.L.M.T.)	UNITED STATES
SUMITOMO METAL MINING ASIA PACIFIC PTE LTD	JAPAN
SUMITOMO METAL MINING CO., LTD.	AUSTRALIA
SUMITOMO METAL MINING CO., LTD.	CHILE
SUMITOMO METAL MINING CO., LTD.	PERU
SUMITOMO METAL MINING CO., LTD.	JAPAN	145-1FUNAYA-AZA-SHINVHI-OUT	SAIJYO	EHIME	SHIZHUYUAN MINE, CHINA
SUNAGA TUNGSTEN	JAPAN
SUNDWIGER MESSINGWERK GMBH & CO.KG	GERMANY
SUPER DRAGON TECHNOLOGY CO., LTD.	TAIWAN		GUANYIN	TAOYUAN
SUPER LIGAS	BRAZIL
SUZHOU FEIXIANG SOLDER MATERIALS CO., LTD.	CHINA
SUZHOU JINYI JEWELRY FACTORY	CHINA
SUZHOU XINGRUI NOBLE	CHINA			CONFIDENTIAL
SUZUKI KIKINZOKU KAKO K.K.	JAPAN
SYLHAM	UNITED STATES
T.C.A S.P.A	ITALY		CAPOLONA	TUSCANY
TABOCA/PARANAPANEMA	BRAZIL
TAEGUTEC	KOREA, REPUBLIC OF
TAI ZHOU CHANG SAN JIAO ELECTRON CO.,LTD	CHINA

TAICANG CITY NANCANG METAL MATERIAL CO.,LTD	CHINA
TAIYO NIPPON SANSO TRADING (SHANGHAI) CO., LTD	CHINA
TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
TAI’ZHOU CITY YANGTZE RIVER DELTA ELECTRON LTD.	CHINA
TAKI CHEMICALS	JAPAN	346 MIYANISHI, HARIMA-CHO	KAKO-GUN	HYOGO
TALISON MINERALS PTY LTD	AUSTRALIA
TALLEY METALS	UNITED STATES
TAMANO SMELTER, HIBI KYODO SMELTING CO., LTD	CHINA
TAMURA	JAPAN	HIGASHI-OIXUMI	NERIMA-KU	TOKYO	GEIJU CITY OF YUNNAN PROVINCE, CHINA
TANAKA DENSHIKOGYO K.K.	JAPAN
TANAKA KIKINZOKU GROUP	TAIWAN
TANAKA KIKINZOKU INTERNATIONAL CO.,	SINGAPORE
TANAKA KIKINZOKU KOGYO K.K.	JAPAN	2-14 NAGATORO	HIRATSUKA	KANAGAWA	TANAKA PURCHASES GOLD METAL WITH ONLY THE GOOD DELIVERY BRAND WHICH LONDON BULLION MARKET ASSOCIATION (LBMA) APPROVED AS FROM OUR SUPPLIER.
TANCO	CANADA
TANTALITE RESOURCES	SOUTH AFRICA
TAP	UNITED STATES
TCC STEEL	KOREA, REPUBLIC OF
TDC METAL CO., LTD.	CHINA
TDK	JAPAN
TECHNIC	UNITED STATES
TEJING (VIETNAM) TUNGSTEN CO., LTD.	VIET NAM		HALONG CITY	TAYNINH
TELEX METALS	UNITED STATES		CROYDON	PENNSYLVANIA
TENNANT METAL PTY LTD.	AUSTRALIA
THAI SOLDER INDUSTRY CORP.,LTD.	THAILAND
THAISARCO THAILAND SMELTING AND REFINING CO. LTD.	THAILAND	AMPHUR MUANG	PHUKET		INDONESIA AND THAILAND
THE FORCE BRIDGE SURFACE TREATMENT MATERIAL FACTORY	CHINA
THE GREAT WALL GOLD AND SILVER REFINERY OF CHINA	CHINA		CHENGDU	SICHUAN
THE HUTTI GOLD COMPANY	INDIA
THE HUTTI GOLD MINES CO.LTD	INDIA
THE MILLER COMPANY	UNITED STATES
THE REFINERY OF SHANDONG GOLD MINING CO., LTD.	CHINA	LAIZHOU	YANTAI	BRANDY
THE TRADE OF TANAKA PRECIOUS METALS	JAPAN
THYSSENKRUPP STEEL	UNITED STATES
TIANSHUI LING BO TECHNOLOGY CO., LTD	CHINA
TIM PLATING GEJIU	CHINA
TIMA	INDONESIA
TIMAH INDONESIAN STATE TIN CORPORATION	INDONESIA
TIN PRODUCTS CO. LTD.	CHINA
TOKURIKI HONTEN CO., LTD	JAPAN	SYOUWANUMA2BANCHI(KUKI-SYOUBU-KOGYO-DANCHI)/SYOUBU-MACHI	KUKI-SI	SAITAMA-KEN	RECYCLED

TONGDING METAL MATERIAL CO.,LTD.	CHINA
TONY GOETZ NV	BELGIUM		ANTWERP	ANTWERP
TORECOM	KOREA, REPUBLIC OF				RECYCLED
TOSOH	UNITED STATES
TOYO SMELTER & REFINERY OF SUMITOMO METAL MINING CO.,LTD	JAPAN
TRADE SECRET	INDONESIA
TRANZACT, INC.	UNITED STATES		LANCASTER	PENNSYLVANIA
TRAXYS	FRANCE	49, AVENUE HOCHE	75008 PARIS
TREIBACHER INDUSTRIE AG	AUSTRIA
TRIALCO	UNITED STATES
TRIUMPH NORTHWEST	UNITED STATES
TUYEN QUANG NON-FERROUS METALS JOINT STOCK COMPANY	VIET NAM		TAN QUANG	TUYEN QUANG
UBS	UNITED STATES
UBS AG	SWITZERLAND	45 PO BOX CH-8098	ZURICH	SWITZERLAND
ULBA	KAZAKHSTAN	102, ABAY AVENUE, UST-KAMENOGORSK, 070005, REPUBLIC OF KAZAKHSTAN	UST-KAMENOGORSK	KAZAKHSTAN	TA SCRAP, RUSSIA
ULVAC	JAPAN
UMICORE	BELGIUM
UMICORE BRASIL LTDA	BRAZIL
UMICORE GALVANOTECHNIK GMBH	GERMANY
UMICORE PRECIOUS METAL REFINING	UNITED STATES
UMICORE PRECIOUS METALS THAILAND	THAILAND
UNI BROS METAL PTE LTD	SINGAPORE
UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
UNIFORCE METAL INDUSTRIAL CORP.	HONG KONG
UNIT METALURGI PT TIMAH (PERSERO ) TBK	CHINA
UNIT TIMAH KUNDUR PT TAMBANG	CHINA
UNITED PRECIOUS METAL REFINING, INC.	UNITED STATES	2781 TOWNLINE ROAD	ALDEN	NEW YORK 14001
UNITED SMELTER	INDONESIA	JL. TPI	PANGKALPINANG	BANGKA BELITUNG
UNIVERTICAL INTERNATIONAL (SUZHOU) CO.,LTD	CHINA	新區金楓路567號	蘇州市	江蘇省
UNTRACORE CO.,LTD.	THAILAND
UYEMURA	UNITED STATES				RECYCLED
UYEMURA INTERNATIONAL CORP.	JAPAN
VALCAMBI S.A.	SWITZERLAND
VERTEX METALS INC.	TAIWAN
VIETNAM YOUNGSUN TUNGSTEN INDUSTRY CO., LTD.	VIET NAM		HALONG CITY	QUANG NINH
VISHAY INTERTECHNOLOGY	CHINA
VOSS METALS COMPANY, INC.	UNITED STATES
VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIETNAM	<HEAD QUARTERS>NO.26 NGUYEN VAN NGOC STREET, BA DINH DISTRICT, HANOI <FACTORY>NGHIA LO HAMLET, PHUNG CHI KIEN COMMUNE, MY HAO DISTRICT, HUNG YEN PROVINCE			HO QUANG PHIN COMMUNE,DONG VAN DISTRICT, HA GIANG PROVINCE,VIETNAM TA PHIN AND TA CO VAN
W.C. HERAEUS GMBH TUNGSTEN	GERMANY
WAH LEE INDUSTRIAL CORP.,	TAIWAN

WEARTECH	UNITED KINGDOM
WELLEY	TAIWAN
WELL-LIN ENTERPRISE CO LTD	CHINA
WESTERN AUSTRALIAN MINT TRADING AS THE PERTH MINT	AUSTRALIA	131 HORRIE MILLER DRIVE	CLOVERDALE	WESTERN AUSTRALIA	THE BRONZEWING GOLD MINE
WESTERN METAL MATERIALS CO.,LTD	CHINA
WESTFALENZINN	GERMANY
WESTMETALL GMBH & CO. KG	GERMANY
WHITE SOLDER METALURGIA E MINERAÇÃO LTDA.	BRAZIL	RODOVIA 421, KM 1,1 No 917 CEP 76877-073 | CX POSTAL: 433	ARIQUEMES	RODOVIA
WIELAND EDELMETALLE GMBH	GERMANY		PFORZHEIM	BADEN-WÜRTTEMBERG
WILBURY METALS	UNITED KINGDOM
WILHELM WESTMETALL, GERMANY	GERMANY
WILLIAMS BUFALO	UNITED STATES
WILLIAMS GOLD REFINING COMPANY	UNITED STATES
WILLIAMS/ WILLIAMS BREWSTER	UNITED STATES
WIND YUNNAN NONFERROUS METALS CO., LTD.	CHINA
WOGEN RESSOURCES LTD	UNITED KINGDOM
WOLFRAM BERGBAU UND HÜTTEN AG	AUSTRIA		ST. MARTIN I-S	STYRIA
WOLFRAM COMPANY CJSC	RUSSIAN FEDERATION
WOLTECH KOREA CO., LTD.	KOREA, REPUBLIC OF		GYEONGJU	GYEONGSANBUK
WOOSHIN METAL	KOREA, REPUBLIC OF
W-SI靶材	JAPAN
WU XI SHI YI ZHENG JI XIE SHE BEI	CHINA				RECYCLED
WUXI CITY PRECIOUS METAL ELECTRONIC MATERIAL FTY	CHINA
WUXI LANTRONIC ELECTRONIC CO LTD	CHINA
WUXI MIDDLE TREASURE MATERIALS	CHINA
WUXI YUNXI SANYE SOLDER FACTORY	CHINA
XI HAI	CHINA
XIAMEN GOLDEN EGRET SPECIAL ALLOY CO. LTD.	CHINA
XIAMEN HONGFA	GERMANY
XIAMEN HONGLU TUNGSTEN MOLYBDENUM CO., LTD.	CHINA
XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA		XIAMEN	XIAMEN
XIAMEN TUNGSTEN (H.C.) CO., LTD.	CHINA		XIAMEN	XIAMEN
XIANGHUALING TIN INDUSTRY CO., LTD.	CHINA
XIHAI - LIUZHOU CHINA TIN GROUP CO LTD - LIST AS “CHINA TIN”	CHINA
XIN TONGDING	CHINA
XIN WANG COPPER SMELTER	CHINA
XINFENG HUARUI TUNGSTEN & MOLYBDENUM NEW MATERIAL CO., LTD.	CHINA		GANZHOU	JIANGXI
XINHAI RENDAN SHAOGUAN TUNGSTEN CO., LTD.	CHINA	WANJING CENTER #3, BEIJIENG RD	SHAOGUAN	GUANGDONG
XINXING HAORONG ELECTRONIC MATERIAL CO.,LTD	CHINA
XSTRATA CANADA CORPORATION	CANADA

Y&L	CHINA
YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
YANNAN TIN GROUP(HOLDING)CO.,LTD	CHINA
YANTAI ZHAOJIN KANFORT PRECIOUS METALS INCORPORATED COMPANY	CHINA
YANTAI ZHAOJIN LAI FUK PRECIOUS METALS CO., LTD	CHINA
YICHUN JIN YANG RARE METAL CO., LTD	CHINA		YICHUN	JIANGXI
YIFENG TIN INDUSTRY (CHENZHOU) CO LTD	CHINA
YOKOHAMA METAL CO., LTD.	JAPAN	SAGAMIHARA	KANAGAWA
YOO CHANG METAL	KOREA, REPUBLIC OF
YTC	CHINA
YTMM	CHINA
YUEQING CHEMICAL & LIGHT INDUSTRY & BUILDING MATERIALS CO., LTD.	CHINA
YUNAN CHENGFENG	CHINA
YUNAN CHENGFENG NONFERROUS METALS CO.,LTD	CHINA
YUNAN TIN COMPANY LIMITED	CHINA
YUNAN TIN PRODUCTS MANUFACTURING CO.,LTD.OF YTCL	CHINA
YUNNAN CHENGFENG NON-FERROUS METALS CO.,LTD.	CHINA	RM8018 HUIDU INTERNATIONAL BUSINESS BLDG.	131 BAITA RD KUNMING	YUNNAN	YUNNAN
YUNNAN COPPER INDUSTRY CO LTD	CHINA		KUNMING	YUNNAN
YUNNAN DIAN’XI TIN MINE	CHINA
YUNNAN GEJIU JIN YE MINERAL CO.,LTD	CHINA
YUNNAN METALLURGICAL GROUP CO., LTD	CHINA	JIANSHUIWAN, #399 XIAOKANG AVE. NORTH CITY DISTRICT	KUNMING CITY	YUNNAN PROVINCE
YUNNAN TIN COMPANY, LTD.	CHINA	121 EAST JINHU ROAD,	GEJIU	YUNNAN	YUNNAN TIN COMPANY LIMITED
YUNNAN TRAVEL WIND NON-FERROUS METAL SHARES LIMITED	CHINA
YUNNAN XI YE	CHINA
YUNNAN XIANGYUNFEILONG NON-FERROUS METALS CO.LTD.	CHINA
YUNNAN, CHINA RARE METAL MATERIALS COMPANY	CHINA
YUNTINIC CHEMICAL GMBH	GERMANY
YUNTINIC RESOURCES	UNITED STATES
YUNXI	CHINA		YUNNAN	CHINA
YUNXIN COLORED ELECTROLYSIS COMPANY LIMITED	CHINA
YUTINIC REOUSRCES	UNITED STATES
ZHANGZHOU MACRO REAL NON-FERROUS METALS	CHINA
ZHANGZHOU XIANGCHENG HONGYU BUILDING	CHINA
ZHAO JIN MINING INDUSTRY CO.’LTD	CHINA
ZHAO YUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA
ZHAOJIN GROUP CO., LTD	CHINA
ZHAOJIN GROUP&GOLD MINERAL CHINA CO., LTD.	CHINA
ZHAOJIN LAI FUK	CHINA
ZHAOJIN, ZHAOYUAN	CHINA
ZHAOYUAN GOLD MINE	CHINA

ZHE JIANG GUANG YUAN NOBLE METAL SMELTING FACTORY	CHINA
ZHEJIANG HUANGYAN XINQIAN ELECTRICAL PARTS FACTORY	CHINA
ZHONGJIN GOLD CORPORATION LIMITED	CHINA			CONFIDENTIAL
ZHONGSHAN PUBLIC SECURITY BUREAU	CHINA
ZHONGYUAN GOLD SMELTER OF ZHONGJIN GOLD CORPORATION	CHINA		SANMENXIA	HENAN
ZHUHAI HORYISON SOLDER CO.,LTD	CHINA			CONFIDENTIAL
ZHUZHOU BETTER TUNGSTEN CARBIDE, CO LIMITED	CHINA
ZHUZHOU CEMENTED CARBIDE GROUP CO LTD	CHINA	DIAMOND ROAD, HETANG DISTRICT,	ZHUZHOU	HUNAN	SHIZHUYUAN MINE, CHINA
ZIGONG CEMENTED CARBIDE CORP. LTD.	CHINA	NO. 19-(8) LUNGXIANG BLVD	ZIGONG CITY	SI-CHUAN PROVINCE
ZIJIN MINING GROUP CO. LTD	CHINA		SHANGHANG	FUJIAN
MITSUI MINING CO. , LTD. KUANG	JAPAN	SALT -CHO 1-5-1	TAKEHARA	HIROSHIMA CITY
YUNNAN TIN GROUP	CHINA
GUEST HUAXI SMELTING CO., LTD. CHINA TIN LAI BEN SMELTER CO., LTD.	CHINA
HILL GOLD ( LAIZHOU ) CO., LTD. JING FACTORY	CHINA				CHINA HILL LAIZHOU
SHANDONG ZHAOJIN GROUP CO., LTD.	CHINA
HENAN ZHONGYUAN GOLD SMELTER CO., LTD.	CHINA
HERAEUS ZHAOYUAN ( CHANGSHU ) CO., LTD. ELECTRONIC MATERIALS	CHINA